UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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LAS VEGAS RAILWAY EXPRESS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LAS VEGAS RAILWAY EXPRESS, INC.
9480 South Eastern Ave, Suite 205
Las Vegas, NV 89123
(702) 583-6715

NOTICE OF SPECIAL
MEETING OF SHAREHOLDERS
TO BE HELD APRIL 17, 2015

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of  Las Vegas Railway Express, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “Las Vegas Railway”, “we”, “us” or “our”), which will be held on April 17, 2015, at 10:00 A.M. PST at the office of Las Vegas Railway Express, Inc., located at 9480 South Eastern Ave, Suite 205, Las Vegas, NV 89123 for the following purposes:

1.	To change the name of the Company to X Holdings Corporation (the “Name Change”);

2.	To vote on increasing the amount of common stock that the Company is authorized to issue from 500,000,000 to 10,000,000,000 (the “Authorized Share Increase”); and

3.	To transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on February 9, 2015, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting of Shareholders and any adjournment or postponement thereof.  A complete list of shareholders entitled to vote at the Special Meeting will be available for inspection for a period of ten days at the Company’s office, located at 9480 South Eastern Ave, Suite 205, Las Vegas, NV 89123.

By Order of the Board of Directors

/s/ Michael Barron
Michael Barron
Chief Executive Officer
March 25, 2015
Las Vegas, Nevada

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

LAS VEGAS RAILWAY EXPRESS, INC.
9480 South Eastern Ave, Suite 205
Las Vegas, NV 89123
__________________________

PROXY STATEMENT
__________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 17, 2015

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND SPECIAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Las Vegas Railway Express, Inc. (together with its subsidiaries, “Company”, “Las Vegas Railway”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders to be held at the office of Las Vegas Railway Express, Inc., located at 9480 South Eastern Ave, Suite 205, Las Vegas, NV 89123, on April 17, 2015, at 10:00 A.M. PST, and at any and all adjournments or postponements thereof (the “Special Meeting”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Special Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about April 1, 2015.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on February 9, 2015 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.  As of the Record Date, there were approximately 450,696,129 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 343 holders of record.  Shareholders may vote in person or by proxy.  Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposal presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Special Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Special Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Special Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Special Meeting, and which have not been revoked, will be voted in favor of the proposal described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 9480 South Eastern Ave, Suite 205, Las Vegas, NV 89119, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Special Meeting and voting in person.

Required Vote

Representation at the Special Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Corporation Law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

The approval of the Name Change (Proposal 1) and the Authorized Share Increase (Proposal 2) each require the affirmative vote of a majority of the outstanding shares of Common Stock that are entitled to vote.  Abstentions and broker non-votes are not affirmative votes and therefore will have the same effect as a vote against such proposal.

The broker or other financial institution that holds your shares in its name does not have discretion to vote your shares for non-routine matters. The votes on the Name Change (Proposal 1) and the Authorized Share Increase (Proposal 2) are non-routine matters and the firm that holds your shares in its name may not vote on these items absent your instruction. When a firm votes a client's shares on some but not all of the proposals at the Special Meeting, the missing votes are referred to as “broker non-votes.” Those shares will be included in determining the presence of a quorum at the Special Meeting, but are not considered “present” for purposes of voting on the non-routine items.

Shareholders List

For a period of at least ten days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be available at the principal executive offices of the Company located at 9480 South Eastern Ave, Suite 205, Las Vegas, NV 89123 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

VOTE ON CHANGING THE NAME OF THE COMPANY TO X HOLDINGS CORPORATION

General

The Company's Articles of Incorporation currently authorizes the issuance of 500,000,000 shares of the Company’s common stock, with $0.0001 par value per share (“Common Stock”). As of February 9, 2015, the Company had a total of 450,696,129 shares of Common Stock, outstanding.

When the Name Change will go into Effect

Prior to filing the amendment to the Articles of Incorporation reflecting the Name Change, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

PROPOSAL NO. 2

VOTE ON INCREASING THE AMOUNT OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 500,000,000 TO 10,000,000,000

General

The Company's Articles of Incorporation currently authorizes the issuance of 500,000,000 shares of the Company’s common stock, with $0.0001 par value per share (“Common Stock”). As of February 9, 2015, the Company had a total of 450,696,129 shares of Common Stock, outstanding.

The Board of Directors has determined that it is in the Company’s best interest to amend the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 500,000,000 to 10,000,000,000  (the “Authorized Share Increase”).

Description of Proposed Amendment

The Board of Directors has approved, and is recommending that you vote for approval at the Special Meeting, an amendment to the Article thereof numbered “4” to increase the number of shares of Common Stock we are authorized to issue from 500,000,000 to 10,000,000,000.

The proposed amendment provides that Article Three of the existing Articles of Incorporation, be amended to read in its entirety as follows:

“Total authorized capital stock of the corporation shall be as follows:

Ten Billion (10,000,000,000) authorized shares of Common Stock with a par value of $0.0001, all of which shall be entitled to voting power of one vote per share.”

Purposes and Effects of Proposal 2

The primary purpose of the Authorized Share Increase is to make available for issuance shares of stock which may be required pursuant to the conversion of certain notes and other convertible instruments, as described below.  Additionally, the Authorized Share Increase may be used for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities and other general corporate purposes.

The effect of the adoption of Proposal 2 would be to grant the Board of Directors the authority to issue shares of Common Stock as it deems necessary or advisable without any additional action by the Company’s shareholders, unless otherwise required by law or by the rules and policies of the OTC Markets or any other quotation system or exchange upon which the shares of Common Stock of the Company are listed and trade.

The Board of Directors has made no decisions or commitments with respect to the use of the requested shares of Common Stock, other than the issuance of stock as may be required in the near future pursuant to the following convertible notes and other agreements in the approximate aggregate amount of approximately $5,500,000 (collectively, the “Notes”), as previously disclosed by the Company in its public filings: (i) Promissory Note dated October 1, 2013; (ii) Senior Secured Convertible Promissory Note dated November 22, 2013 (subsequently exchanged for a new note under a Note Exchange Agreement dated April 11, 2014); (iii) Warrants issued November 22, 2013; (iv) Convertible Promissory Note dated March 24, 2014; (v) Convertible Note Agreement dated March 25, 2014; (vi) Convertible Promissory Note dated April 2, 2014; (vii) Convertible Note dated April 17, 2014; (viii) Convertible Note dated April 30, 2014; (ix) Convertible Note dated May 6, 2014; (x) Secured Convertible Note dated May 12, 2014; (xi) Convertible Promissory Note dated May 28, 2014; (xii) Convertible Debenture dated June 13, 2014; (xiii) Convertible Promissory Note dated June 17, 2014; (xiv) Convertible Note dated July 18, 2014; (xv) Convertible Note dated July 24, 2014; (xvi) Convertible Promissory Note dated August 15, 2014; and (xvii) Convertible Promissory Note dated September 23, 2014.

A summary of the Notes is set forth below:

		NUMBER OF SHARES	PERCENTAGE OF ISSUED
		ISSSUABLE UPON FULL	AND OUSTANDING
NOTE	ISSUANCE DATE	CONVERSION OF NOTES (1)	COMMON STOCK (1)
Promissory note dated 10/1/13 with maturity 2 years from the effective advance date convertible at the rate equal to the lower of $0.90 or 60% of the lowest trading price in 25 days prior to conversion.	10/1/2013	211,111	2.48%

Promissory note dated 3/24/14 bearing interest of 8% per annum convertible at the rate equal to the lower of $0.50 or 60% of the lowest trading price in 25 days prior to conversion	3/24/2014	423,077	2.66%

Promissory note dated 3/25/14, bearing interest of 8% per annum convertible into common stock at a conversion rate equal to 61% of the average of the lowest three closing trading prices during the 10 trading day period prior to the conversion election date	3/25/2014	188,889	1.18%

Promissory note dated 4/2/14 convertible at a discount of 42% off the lowest traded price of the common stock during the prior 5 trading days	4/2/2014	420,521	2.62%

Senior secured promissory note dated 4/11/14, bearing interest at 10% per annum and convertible into common stock at $0.45 per share, or lower if the company sells stock at a lower price per share payable on 11/30/14	4/11/2014	5,714,286	35.39%

Promissory note dated 4/17/14 with a one time interest of 12% and convertible into common stock at the lesser of 60% of the lowest trading price in the previous 25 trading days or $0.25	4/17/2014	387,597	2.39%

Promissory note dated 4/30/14 bearing interest of 10% per annum convertible at the price of 45% of the lowest trading price in 20 days prior to conversion	4/30/2014	1,689,189	8.10%

Promissory note dated 5/6/14 bearing interest of 8% per annum convertible at the rate equal to 61% of the avegrage of the lowest trading price in 10 days prior to conversion	5/6/2014	231,646	1.11%

Promissory note dated 5/12/14 bearing interest of 10% per annum convertible at the rate equal to the lower of $0.35 or 60% of the average of the lowest trading price in 20 days prior to conversion	5/12/2014	790,425	3.79%

Promissory note dated 5/28/14 convertible at the rate equal to 60% of the lowest trading price in 20 days prior to conversion	5/28/2014	1,046,901	4.55%

Promissory note dated 6/13/14 bearing interest of 12% per annum convertible at the rate equal to the lower of $0.25 or 55% of the lowest trading price in 25 days prior to conversion	6/13/2014	588,235	2.47%

Promissory note dated 6/17/14 bearing interest of 8% per annum convertible at the rate equal to 61% of the lowest trading price in 10 days prior to conversion	6/17/2014	332,992	1.40%

Promissory note dated 7/18/14 bearing interest of 8% per annum convertible at the rate equal to 57% of the lowest trading price in 15 days prior to conversion	7/18/2014	984,683	3.77%

Promissory note dated 7/24/14 bearing interest of 8% per annum convertible at the rate equal to 57% of the lowest trading price in 15 days prior to conversion	7/24/2014	562,500	2.16%

Promissory note dated 8/15/14 bearing interest of 8% per annum convertible at the rate equal to 61% of the lowest trading price in 10 days prior to conversion	8/15/2014	1,331,967	4.76%

Promissory note dated 9/23/14, bearing interest of 15% per annum convertible into common stock at a conversion rate equal to 61% of the average of the lowest three closing trading prices during the 10 trading day period prior to the conversion election date	9/23/2014	2,763,934	4.82%

On October 1, 2013, the Company entered into a promissory note with JMJ Financial which provides for the Company to borrow up to $350,000 in principal (the “JMJ Note”).  Funding was needed for working capital and general corporate purposes, including operating expenses. As of March 31, 2014, the Company had borrowed $150,000 under this Promissory Note.  Outstanding borrowings mature two years from the effective date of each advance.  If the outstanding balance of the note is repaid by the Company on or before 90 days from the effective date of the borrowing, the interest charged is 0%.  However, if the Company does not repay the note within 90 days, a one-time interest charge of 12% shall be applied to the outstanding principal sum.  The outstanding balance of the note may be converted into common stock at the option of the debt holder at a rate equal to the lower of $0.90 per share, or 60% of the lowest trading price in the 25 days trading days previous to the conversion date, subject to other adjustments in the agreement.

On November 22, 2013, the Company, entered into and closed a purchase agreement (the “Purchase Agreement”) with an institutional investor, Cowen Overseas Investment LP, pursuant to which the Company sold to the investor a senior secured convertible promissory note in the principal amount of $1,750,000 (the “Note”), and warrants to purchase 300,000 shares of common stock (the “Warrants”), for an aggregate purchase price of $1,750,000. Funding was needed for leasing two rail cars, including deposit, return freight, prepayments, and refurbishment of the cars, in addition to working capital and general corporate purposes. The Note was scheduled to mature on June 30, 2014, bears interest at the rate of 10% per year payable on maturity in cash or shares of common stock at the Company’s option (subject to certain conditions), and is convertible into shares of the Company’s common stock at a conversion price equal to $0.70, subject to adjustment in the event of future stock splits, stock dividends, and similar transactions, or in the event of subsequent equity sales by the Company at a price lower than the conversion price then in effect.  The Company’s obligations under the Note are secured by substantially all of the Company’s assets.  The Warrants have a five-year term, are exercisable on a cash or cashless basis, and have an exercise price equal to $1.00, subject to adjustment in the event of future stock splits, stock dividends, and similar transactions, or in the event of subsequent equity sales by the Company at a price lower than the exercise price then in effect. On April 11, 2014, total principal and accrued interest of $1,818,055 were exchanged for a new note described below.

On March 24, 2014, the Company entered into a Convertible Promissory Note with Iconic Holdings, LLC (the “Iconic Note”) in which the Company has access to borrow a total principal amount of $165,000.  Funding was needed for working capital and general corporate purposes, as well as costs associated with movement of rail cars to Las Vegas and establishing dining services. All borrowings incur interest at a rate of 8% per annum, which is payable as of the maturity date of March 24, 2015.  The initial borrowing made by the Company amounted to $55,000, which represented the amount outstanding on the Iconic Note as of March 31, 2014.  At the option of the debt holder, the outstanding balance may be converted at any time into shares of the Company’s common stock at a conversion rate equal to the lower of $0.50 or 60% of the lowest trading price of the Company’s common stock during the 25 consecutive trading days prior to conversion election date.

On March 25, 2014, the Company entered into a convertible note agreement with KBM Worldwide, Inc. (the “KBM Note”) for total principal borrowings of $68,000.  Funding was needed for working capital and general corporate purposes, as well as costs related to setting up and inbound call center. The amounts are due nine months after the issuance of the note on December 25, 2014, and bear interest at a rate of 8% per annum.  At the option of the debt holder, beginning 180 days after the issuance of the note, the debt holder may convert the outstanding balance of the KBM Note into shares of the Company’s common stock at a conversion rate equal to 61% of the average of the lowest three closing trading prices during the 10 trading day period prior to the conversion election date.

On April 2, 2014, the Company entered into a convertible promissory note for $100,000 with Beaufort Capital Partners LLC with a maturity date of October 2, 2014.  Funding was needed for working capital and general corporate purposes, as well as costs associated with establishing AITAN travel agency. The note is convertible into shares of the Company’s common stock at a discount of 42% of the lowest traded price during the 5 trading days preceding the conversion date.

On April 11, 2014, the Company entered into a Note Exchange Agreement with the debt holder, Cowen Overseas Investment LP, holding the $1,750,000 senior secured convertible promissory note originally issued on November 22, 2013 under the Purchase Agreement described above.  Under the terms of the Note Exchange Agreement, the original senior secured convertible promissory note is cancelled and replaced with a new note for $2,000,000.  Funding was needed for working capital and general corporate purposes. The new note matured on November 30, 2014, bears interest at the rate of 10% per year payable on maturity in cash or shares of common stock at the Company’s option (subject to certain conditions), and is convertible into shares of the Company’s common stock at a conversion price equal to $0.45, subject to adjustments in the event of future stock splits, stock dividends, and similar transactions, or in the event of subsequent equity sales by the Company at a price lower than the conversion price then in effect.  Under the new note, the Company’s obligations are secured by substantially all of the Company’s assets, excluding any railcar assets.

On April 17, 2014, the Company entered into a convertible note payable with Vista Capital Investments, LLC providing for borrowings up to $250,000 with a maturity date of April 17, 2016.  Funding was needed for working capital and general corporate purposes. Such note has a one-time interest charge of 12% and is due on the maturity date. The outstanding balance of the note along with accrued interest is convertible into shares of the Company’s common stock at a rate equal to the lesser of $0.25 or 60% of the lowest trade occurring during the 25 trading days preceding the conversion date.  The Company received proceeds under this convertible note payable of $50,000 in April 2014.

On April 30, 2014, the Company entered into a convertible note payable with Redwood Management, LLC providing for total borrowings of $250,000, which is payable in 3 installments of $83,333, the first due installment upon execution of the note, the second installment due one month after execution, and the final installment due two months after execution.  Funding was needed for working capital and general corporate purposes. Interest on the note equals 10% of the total principal balance, regardless of how long the note is outstanding.  The Company received proceeds of $166,667 during the three months ended June 30, 2014, and the final $83,333 during the three months ended September 30, 2014.  The convertible note matures 6 months after the issuance, at which point the outstanding principal and interest is due.

On May 6, 2014, the Company entered into a convertible note payable with KBM Worldwide, Inc. providing for total borrowings of $32,500 which accrue interest at a rate of 8% per annum.  Funding was needed for refurbishing cars and locomotives for Santa Fe rail line, as well as working capital and general corporate purposes. The convertible note matures and is due in full on February 12, 2015 along with any unpaid accrued interest.  The outstanding principal and accrued interest is convertible into shares of common stock at the option of the holder at a conversion rate equal to 61% of the average of the lowest 3 trading prices during the 10 trading days prior to the conversion.

On May 12, 2014, the Company entered into a secured convertible promissory note with Typenex Co-Investment, LLC (the “Typenex Note”) providing for total borrowings up to $335,000 which accrue interest at a rate of 10% per annum.  Funding was needed for refurbishing cars and locomotives for Santa Fe rail line, as well as working capital and general corporate purposes. All outstanding borrowings mature and are due in 20 months from the issuance date.  The Company received an initial payment of $87,500 on the note issuance date.  The outstanding principal and interest is convertible into shares of common stock at the option of the holder at a conversion rate equal to the lesser of $0.35 per share or 60% of the average of the 3 lowest closing bid prices in the 20 trading days preceding the conversion date.  If the average of the 3 lowest closing bid prices is less than $0.10, then the conversion factor is reduced from 60% to 55%.  The debt holder was also issued warrants on May 12, 2014 in connection with this note payable granting the right to purchase a number of common stock shares equal to $167,500 divided by the market price (defined as the higher of the closing price on the issuance date or the volume weighted average price of the stock for the trading day that is 2 days prior to the exercise date) at an exercise price of $0.35 per share.

On May 28, 2014, the Company entered into a convertible promissory note with Beaufort Capital Partners LLC providing for borrowings of $125,000.  Funding was needed for working capital and general corporate purposes. The convertible promissory note matured on August 28, 2014, at which point the Company owed $187,500 which includes a total of $62,500 in interest expense.  The outstanding amounts are convertible into shares of common stock at the option of the holder at a conversion rate equal to 60% of the lowest traded price during the prior 20 trading days from the date of the conversion.

On June 13, 2014, the Company entered a convertible debenture agreement with Group 10 Holdings, LLC providing for total borrowing of $55,000 which accrue interest at the rate of 12% per annum. Funding was needed for working capital and general corporate purposes. All borrowings mature and are due in one year from the issuance date. The debenture is convertible into shares of common stock at the option of the holder at the conversion rate lesser of 55% discount of the lowest closing bid price during the 25 trading days prior to the date of notice conversion or $0.25 per share.  In connection with the agreement, the Company issued 50,000 shares of common stock as a commitment fee.

On June 17, 2014, the Company entered into a convertible promissory note with KBM Worldwide, Inc. for borrowings of $32,500 which bear interest at a rate of 8% per annum.  Funding was needed for working capital and general corporate purposes, as well as marketing for Santa Fe service. The outstanding borrowings and accrued interest are payable on March 19, 2015.  The outstanding amounts are convertible into shares of common stock at the debt holder’s option at a conversion rate equal to 61% of the average of the lowest three trading prices during the 10 trading days prior to the conversion.

On July 18, 2014, the Company entered into a convertible note payable with LG Capital Funding, LLC providing for total borrowings of $90,000, which is payable in 2 installments of $45,000.  Funding was needed for working capital and general corporate purposes, as well as operating expenses for Santa Fe rail service. Interest on the note equals 8% of the total principal balance. The Company received payment of $45,000 on July 22, 2014. The convertible note matures 12 months after the issuance on July 17, 2015, at which point the outstanding principal and interest is due.  The outstanding amounts are convertible into shares of common stock at a conversion rate equal to 57% of the lowest trading price during the fifteen trading days prior to the conversion.

On July 24, 2014, the Company entered into a security purchase agreement with ADAR Bays, LLC providing for total borrowings of $71,000, with the first note being of $36,000 and the second note being in the amount of $35,000.  Funding was needed for working capital and general corporate purposes, as well as operating expenses for Santa Fe rail service. Interest on the note equals 8% of the total principal balance. The Company received proceeds of $36,000 on July 28, 2014.  The convertible note matures 12 months after the issuance on July 23, 2015, at which point the outstanding principal and interest is due.  The outstanding amounts are convertible into shares of common stock at a conversion rate equal to 57% of the lowest trading price during the fifteen trading days prior to the conversion.

On August 15, 2014, the Company entered into a convertible promissory note with KBM Worldwide, Inc. providing for total borrowings of $32,500 which bears interest at a rate of 8% per annum.  Funding was needed for working capital and general corporate purposes. The convertible note matures on May 15, 2015, at which point the outstanding principal and interest are due.  The outstanding amounts are convertible into shares of common stock at a conversion rate equal to 61% of the average of the 3 lowest trading price during the ten trading days prior to the conversion.

On September 23, 2014, the Company entered into a convertible promissory note with JSJ Investments, Inc. providing for total borrowings of $44,679 which bears interest at a rate of 15% per annum.  Funding was needed for working capital and general corporate purposes. The convertible note matures on March 23, 2015, at which point the outstanding principal and interest is due.  The outstanding amounts are convertible into shares of common stock at a conversion rate equal to 61% of the average of the 3 lowest trading price during the ten trading days prior to the conversion.
The Board believes that Proposal 2 provides the flexibility the Company needs to satisfy its obligation to raise additional capital to support the Company.  Approval of Proposal 2 will permit the Company to take advantage of opportunities as they arise.

POTENTIAL FOR DILUTION TO THE OWNERSHIP OF EXISTING SHAREHOLDERSAND OTHER EFFECTS OF PROPOSAL 2

If Proposal 2 is approved, the additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations.

The additional shares of Common Stock to be authorized by adoption of the proposed amendment to our Articles of Incorporation would have rights identical to our currently outstanding Common Stock. The Authorized Share Increase will not change the number of shares of stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock. However, to the extent that the additional authorized shares are issued in the future, they may dilute the percentage equity ownership of existing shareholders and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis. The Company’s shareholders have no preemptive rights to subscribe for additional shares of Common Stock when issued, which means that current shareholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of the Company’s Common Stock. Assuming full conversion of the Notes, and notwithstanding any terms of the Notes that provide no such holder will own more than 4.99% of the Company’s Common Stock, the maximum number of shares that may be issued pursuant to conversion of the Notes is 6,360,034,166, equivalent to 93.18% of the issued and outstanding shares of Common Stock, assuming no other issuances of Common Stock.

Prior to the first issuance of below notes, the Company received $2,780,000 by issuing convertible promissory notes offered through Private Placement Memorandum to accredited investors only convertible at $0.05 per share.

The Company received the funds during the period from February 2013 through April 2013 and all notes were converted into 55,600,000 shares of common stock by March 6, 2014.

		NUMBER OF SHARES	PERCENTAGE OF ISSUED
		ISSSUABLE UPON FULL	AND OUSTANDING
NOTE	ISSUANCE DATE	CONVERSION OF NOTES (1)	COMMON STOCK (1)
Promissory note dated 10/1/13 with maturity 2 years from the effective advance date convertible at the rate equal to the lower of $0.90 or 60% of the lowest trading price in 25 days prior to conversion.	10/1/2013	211,111	2.48%
Promissory note dated 3/24/14 bearing interest of 8% per annum convertible at the rate equal to the lower of $0.50 or 60% of the lowest trading price in 25 days prior to conversion	3/24/2014	423,077	2.66%
Promissory note dated 3/25/14, bearing interest of 8% per annum convertible into common stock at a conversion rate equal to 61% of the average of the lowest three closing trading prices during the 10 trading day period prior to the conversion election date	3/25/2014	188,889	1.18%
Promissory note dated 4/2/14 convertible at a discount of 42% off the lowest traded price of the common stock during the prior 5 trading days	4/2/2014	420,521	2.62%
Senior secured promissory note dated 4/11/14, bearing interest at 10% per annum and convertible into common stock at $0.45 per share, or lower if the company sells stock at a lower price per share payable on 11/30/14	4/11/2014	5,714,286	35.39%
Promissory note dated 4/17/14 with a one time interest of 12% and convertible into common stock at the lesser of 60% of the lowest trading price in the previous 25 trading days or $0.25	4/17/2014	387,597	2.39%
Promissory note dated 4/30/14 bearing interest of 10% per annum convertible at the price of 45% of the lowest trading price in 20 days prior to conversion	4/30/2014	1,689,189	8.10%
Promissory note dated 5/6/14 bearing interest of 8% per annum convertible at the rate equal to 61% of the avegrage of the lowest trading price in 10 days prior to conversion	5/6/2014	231,646	1.11%
Promissory note dated 5/12/14 bearing interest of 10% per annum convertible at the rate equal to the lower of $0.35 or 60% of the average of the lowest trading price in 20 days prior to conversion	5/12/2014	790,425	3.79%
Promissory note dated 5/28/14 convertible at the rate equal to 60% of the lowest trading price in 20 days prior to conversion	5/28/2014	1,046,901	4.55%
Promissory note dated 6/13/14 bearing interest of 12% per annum convertible at the rate equal to the lower of $0.25 or 55% of the lowest trading price in 25 days prior to conversion	6/13/2014	588,235	2.47%
Promissory note dated 6/17/14 bearing interest of 8% per annum convertible at the rate equal to 61% of the lowest trading price in 10 days prior to conversion	6/17/2014	332,992	1.40%
Promissory note dated 7/18/14 bearing interest of 8% per annum convertible at the rate equal to 57% of the lowest trading price in 15 days prior to conversion	7/18/2014	984,683	3.77%
Promissory note dated 7/24/14 bearing interest of 8% per annum convertible at the rate equal to 57% of the lowest trading price in 15 days prior to conversion	7/24/2014	562,500	2.16%
Promissory note dated 8/15/14 bearing interest of 8% per annum convertible at the rate equal to 61% of the lowest trading price in 10 days prior to conversion	8/15/2014	1,331,967	4.76%
Promissory note dated 9/23/14, bearing interest of 15% per annum convertible into common stock at a conversion rate equal to 61% of the average of the lowest three closing trading prices during the 10 trading day period prior to the conversion election date	9/23/2014	2,763,934	4.82%

(1)Assumes full conversion as of Issuance Date of all Notes issued as of Issuance Date

For the year ended 3/31/2013 there were 106,256,044 weighted average shares oustanding and the net loss per share was $0.06.

For nine months as of 12/31/2014 there were 94,721,435 weighted average shares oustanding and the net loss per share was $0.10.

Assuming full conversion of all notes at the issuance date the number of weighted average shares oustanding would have been 105,492,967 and the net loss per shares would have been $0.09.

Tangible Book Value per Share
	As of 3/31/2013	0.0200

	Before conversion	0.0016

	After conversion	0.0001

	Dilution	0.0015	per share

POSSIBLE ANTI-TAKEOVER EFFECTS OF PROPOSAL 2

The proposed increase in the authorized number of shares of Common Stock could, in some situations, have the effect of discouraging unsolicited takeover attempts or inhibiting the removal of incumbent management and may limit the opportunity for shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  For example, the issuance of the newly authorized shares of Common Stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including by rendering a transaction proposed by such persons more costly, or by preventing or delaying a proposed business combination that is opposed by the Board of Directors of the Company although perceived to be desirable by some shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 11, 2015 by (a) each of the Company's directors and executive officers, (b) all of the Company's directors and executive officers as a group and (c) each person known by the Company to be the beneficial owner of more than five percent of its outstanding common stock.

	Amount and			Ownership assuming
	Nature of Beneficial		Percent of	full conversion
Directors and Officers (1)	Ownership (2)		Class (3)	of Notes (4)

Michael Barron, CEO/President and Chairman (5)	15,744,345		3.38%	*

Wanda Witoslawski, CFO and Treasurer	7,489,192		1.61%	*

Gilbert H. Lamphere (6)	49,975,003		10.73%	*

John McPherson, Director	95,833		*	*

John O'Connor, Director	491,594		*	*

Ronald Batory, Director	*		*	*

Cowen Overseas Investment	34,502,612	(7)	6.90%	81.24%

TypenexCo - Investments	35,049,678	(8)	7.00%	2.79%

Redwood Management	34,303,871	(9)	6.86%	7.84%

All directors and officers as a group	108,298,579		22.75%	94.13%

* less than one percent

(1)	The address of each of the beneficial owners is 9480 South Eastern Ave, Suite 205, Las Vegas, Nevada 89123.

(2)
In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)	Based on 465,696,129 shares outstanding as of March 11, 2015.

(4)	Assumes full conversion of Notes, provided that, in accordance with the provisions of the Notes, no such holder of any Note will own more than 4.99% of the Company’s Common Stock.

(5)	Includes 328,103 shares held by Allegheny Nevada Holdings Corporation which is in the sole control of Michael Barron.

(6)	Includes 31,350,001 shares of Common Stock registered in the name of American Pension Services, Inc. for the benefit of Gilbert H. Lamphere.

(7)
Cowen Overseas Investment (“Cowen”) currently owns 198,741 shares of common stock. Pursuant to the Purchase Agreement, Cowen can convert into up to an additional 4,651,162,791 shares of common stock; however, there is not currently a sufficient number of authorized shares to issue such amount in full.

(8)	Typenex Co - Investments currently owns warrant to exercise 745,807 shares of common stock. Pursuant to the Promissory note, Typenex can convert into up to an additional 159,090,909 shares of common stock; however, there is not currently a sufficient number of authorized shares to issue such amount in full.

(9)	Redwood Management currently doesn't own any shares of common stock. Pursuant to the Promissory note, Redwood Management can convert into up to an additional 449,104,527 shares of common stock; however, there is not currently a sufficient number of authorized shares to issue such amount in full.

Required Vote

The approval of the adoption of Proposal 1 for the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against such proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSAL 1, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION, TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met approximately 5 times during fiscal year ended March 31, 2014.  No director attended less than 100% of the meetings.  Additionally, the Board acted approximately 6 times by unanimous written consent in lieu of a meeting during 2014.

Audit Committee

On March 30, 2012, the Board authorized the creation of an Audit Committee. Messrs. John McPherson and John O’Connor were appointed initial members of the Audit Committee, with Mr. McPherson serving as chairman. The Audit Committee has not yet adopted a written charter but its functions shall include: selecting our independent registered public accountants; reviewing the results and scope of the audit and other services provided by our independent registered public accountants; reviewing our financial statements for each interim period and for our year end and our internal financial and accounting controls; and recommending, establishing and monitoring the Company’s disclosure controls and procedures.

Compensation Committee

On March 30, 2012, the Board authorized the creation of a Compensation Committee. The Board appointed Messrs. John McPherson and Gilbert Lamphere as initial members, with Mr. Lamphere serving as Chairman. While the committee has not yet adopted a written charter, the Compensation Committee shall be responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our Board the terms and conditions of all employee and consultant compensation and benefit plans.

Nominating Committee

We do not have a separately designated nominating committee because the Board makes all decisions regarding director nominations.

Code of Ethics

We have adopted a code of ethics.

Director's Compensation

The following table sets forth director compensation for the year ended March 31, 2014 (excluding compensation to our executive officers set forth in the summary compensation table above).

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Michael Barron	12,000	-	12,000
John D. McPherson	12,000	31,500	43,500
George Rebensdorf(2)	12,000	-	12,000
Thomas Mulligan(3)	11,000	-	12,000
Gilbert H. Lamphere	12,000	47,500	59,500
John O’Connor	12,000	-	12,000
Ronald Batory (4)

(1)	Stock value calculation based on the price of the stock at agreement date.
(2)	Mr. Rebensdorf resigned as a member of the Board on July 29, 2014.
(3)	Mr. Mulligan resigned as a member of the Board on June 18, 2014.
(4)	Mr. Batory was appointed as a member of the Board on August 6, 2014.

We currently compensate our directors for being a Board member the equivalent of an initial 25,000 shares of common stock plus $12,000 annual fee for each member.

Executive Officers

The following table set sets forth the Company’s executive officers as of February 9, 2015:

NAME	AGE	POSITION	OFFICER SINCE

Michael A. Barron	64	Chief Executive Officer, President	2007

Wanda Witoslawski	50	Chief Financial Officer and Treasurer	2011

Executive Compensation

The following table provides information concerning the compensation for the years ended March 31, 2014 and March 31, 2013 for the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (collectively, the “Named Officers”)

SUMMARY COMPENSATION TABLE

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (S)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael A. Barron	2014	$254,444	$0	$0	$380,330	$0	$0	$12,000	$266,444
Chief Executive Officer and President	2013	$246,967	$0	$70,000	$264,359	$0	$0	$12,000	$328,967

Wanda Witoslawski	2014	$230,000	$0	$220,000	$0	$0	$0	$0	$450,000
Chief Financial Officer and Treasurer	2013	$142,055	$0	$255,000	$0	$0	$0	$0	$397,055

Penny White	2014	$182,778	$0	$170,000	$0	$0	$0	$0	$352,778
Former COO and President (3)	2013	$0	$0	$0	$0	$0	$0	$0	$0

(1)	Penny White was appointed COO and President on February 11, 2014. Prior to that, Michael Barron served as the President and COO.

(2)	Stock value calculation based on the price of the stock at agreement date.

(3)	Penny White resigned from her positions with the Company on September 25, 2014.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth outstanding equity awards to our named executive officers as of March 31, 2014:

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Michael A. Barron	50,000	-	-	$10.00	November 1, 2018	-	-	-	-

Director Compensation for Year Ended March 31, 2014

Family Relationships

There are no family relationships between any of our directors or executive officers and any other directors or executive officers, except that Dianne David Barron, the Company's Manager of Station Development is the spouse of the CEO, Michael A. Barron.

Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries.  No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years.  No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years.  No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years.  No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended March 31, 2014, were timely.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation of the Company's financial statements and the Company's independent registered public accountants are responsible for auditing those statements. In connection with the preparation of the financial statements for the year ending March 31, 2014, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent registered public accountants the matters required to be discussed under Statement on Auditing Standards No. 61, as amended, (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) received the written report, disclosures and the letter from the independent registered public accountants required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has reviewed, evaluated and discussed with that firm the written report and its independence from the Company. The Audit Committee also has discussed with management of the Company and the independent registered public accountants such other matters and received such assurances from them as the Audit Committee deemed appropriate.

Based upon these reviews and discussions, the Audit Committee recommended, and the Board of Directors approved, the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2014, for filing with the SEC.

Respectfully submitted,

John McPherson
Audit Committee Chairman

The preceding Report of the Audit Committee will be filed with the records of the Company.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

(a) The aggregate fees billed by BDO for the audit of the Company’s financial statements for the fiscal years ended March 31, 2014 and 2013, were $80,750 and $78,825, respectively.

Audit Related Fees

(b) BDO did not bill the Company any amounts for assurance and related services that were related to its audit or review of the Company’s financial statements during the fiscal years ended March 31, 2014 and 2013, respectively.

All Other Fees

(c) BDO did not bill the Company for any products and services other than the foregoing during the fiscal years ended March 31, 2014 and 2013, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Director Independence

Three of our directors, John McPherson, John O’Connor and Ronald Batory, are independent directors, using the NASDAQ definition of independence.

Related Party Transactions

Certain officers and directors have a beneficial ownership and are officers and directors companies which are or have been parties to financial transactions. We may be subject to various conflicts of interest in our relationship with Mr. Barron, Mr. Rebensdorf and Mr. Lamphere and their other business enterprises. Mr. Lamphere and Mr. Rebensdorf own or are partners other business enterprises that entered into advisory or consulting agreements with Las Vegas Railway Express, Inc. and Mr. Barron is executive officer, CEO, of the Company. The following is a description of transactions and relationships between us, our executive officers and our directors and each of their affiliates.

Michael A. Barron, the CEO and President of the Company, is a 100% owner and President of Allegheny Nevada Holdings Corporation, “Allegheny”.  The Company was indebted to Allegheny by a certain promissory note, dated January 6, 2009, of which Allegheny loaned the Company funds for working capital needs.   As of March 31, 2014 and 2013, the balance of the note was $0 and $124,301, respectively.  This note was included in liabilities of discontinued operations on the balance sheet. . During the year ended March 31, 2014, the Company paid $124,301 to pay off principal balance and $27,272 for interest at the rate of 10%.

On November 23, 2009, the Company entered into an Asset Purchase Agreement with Las Vegas Railway Express, a Nevada Corporation, of which Allegheny was owner of 28.6% and Mr. Barron is a 28.6% owner, independent of Allegheny.  On January 21, 2010, by shareholder approval the Company acquired Las Vegas Railway Express for 1,000,000 shares of the Company’s stock, of which 200,000 were issued on April 23, 2010.  The remaining 800,000 shares were issued on August 15, 2012.

Dianne David Barron, the Company’s Manager of Station Development is the spouse of the CEO, Michael A. Barron and receives an annual salary of $96,000.

Joseph Cosio-Barron, former President, Secretary and Director of the Company is a 100% owner of CBS Consultants “CBS”, a Nevada Corporation.  CBS had a 22.9% ownership of Las Vegas Railway Express at the time of acquisition on October 1, 2009, the Company entered into a promissory note with Mr. Cosio-Barron for $86,709.  The Company converted 867,085 shares of the Company’s stock at $0.05 per share, resulting in a balance at March 31, 2014 and 2013 of $0 and $69,740, respectively.   This note was included in liabilities of discontinued operations on the balance sheet.  During the year ended March 31, 2014, the Company paid $69,740 to pay off principal balance and $14,592 for interest at the rate of 10%.

Gilbert H. Lamphere, a Director of the Company, is a partner of FlatWorld Capital, a company that entered into Advisory Agreement with Las Vegas Railway Express, Inc.  As compensation FlatWorld Capital was issued 494,396 warrants which are exercisable into shares of common stock at exercise prices ranging from $2 to $11 per share.

During the year ended March 31, 2014, the Company issued an additional 125,000 warrants as payment of directors’ services.  The warrants are exercisable into shares of the Company’s common stock at exercise prices between $2 and $3 per share.  The Company also issued 200,000 shares of common stock for the conversion of a $200,000 convertible note payable held by a related party entity owned by a Director of the Company.

During the year ended March 31, 2014, the Company incurred $53,822 of legal and administrative expenses relating to the formation of a limited partnership, of which the Company holds a 20% interest and is the general partner.

John H. Marino, a former Director of the Company through March 10, 2014, is a 100% owner of Transportation Management Services, Inc., a company that entered into consulting agreement with the Company. During the year ended March 31, 2013 Transportation Management Services, Inc. was issued 30,000 shares of common stock, as well as $13,500 in cash, which resulted in total consulting expense of $43,500. During the year ended March 31, 2014, the Company issued Transportation Management Services, Inc. 13,125 shares of common stock as payment for services provided which resulted in consulting expense of $10,500. During the year ended March 31, 2013, the Company acquired four of its railcars from Transportation Management Services, Inc. for a total purchase price of $29,000, along with warrants to purchase 6,050 shares of common stock which were valued at $12,763.

 SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Las Vegas Railway Express, Inc., 9480 South Eastern Ave, Suite 205, Las Vegas, NV 89123, Attention: Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2015 MEETING

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2015 Annual Meeting of Shareholders must be received by the Company no later than March 31, 2015.

If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company’s bylaws. A copy of the Company’s bylaws setting forth the requirements for the nomination of director candidates by shareholders and the requirements for proposals by shareholders may be obtained from the Company’s Secretary at the address indicated on the first page of this proxy statement. If the date of the 2015 Annual Meeting of Shareholders is the same as the date of the 2014 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2015 Annual Meeting of Shareholders must notify the Company by no later than March 31, 2015. The notice must also comply with the Company’s bylaws.  Notices should be directed to: Las Vegas Railway Express, Inc., 9480 South Eastern Ave, Suite 205, Las Vegas, NV 89123, Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 9480 South Eastern Ave, Suite 205, Las Vegas, NV 89123 or by calling telephone number (702) 583-6715.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Las Vegas Railway Express, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Special Meeting, other than the proposal described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Michael Barron, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Michael Barron
Michael Barron
Chief Executive Officer

Las Vegas, Nevada
March 25, 2015

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
LAS VEGAS RAILWAY EXPRESS, INC.

The undersigned hereby appoints Michael Barron as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on April 17, 2015, at 10:00 A.M. PST at the office of Las Vegas Railway Express, Inc., located at 9480 South Eastern Ave, Suite 205, Las Vegas, NV 891239, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Special Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

The Board of Directors recommends a vote FOR Proposal Nos. 1 and 2.

1.	To change the name of the Company to X Holdings, Inc.

☐ FOR                   ☐ AGAINST                   ☐ ABSTAINS

2.	To increase the number of shares of Common Stock we are authorized to issue from 500,000,000 to 10,000,000,000.

☐ FOR                   ☐ AGAINST                   ☐ ABSTAINS

3.	To withhold the proxy’s discretionary vote on your behalf with regards to any other matters that are properly presented for a vote at the Special Meeting, please mark the box below.

☐ WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the proposal.

Dated:	, 2015

Name of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally.  When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.